Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Ameritas Advisor No-Load VA and Ameritas Advisor II VUL

Prospectuses Dated May 1, 2020

Supplement Dated January 6, 2021

Effective December 1, 2020, the investment sub-adviser to the Calvert VP Volatility Managed Growth Portfolio, Class F, Calvert VP Volatility Managed Moderate Growth Portfolio, Class F and Calvert VP Volatility Managed Moderate Portfolio, Class F (collectively the "Portfolios") is Ameritas Investment Partners, Inc. and the fees have been revised.

Therefore, effective December 1, 2020, the information for these Portfolios in the list of variable investment options in your prospectus is revised to read as follows:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
CALVERT VARIABLE PRODUCTS (CVP)
VP Volatility Managed Growth, Class F	0.52%	0.25%	0.10%	0.09%	0.96%	0.06%	0.90%	(1,2)
VP Volatility Managed Moderate Growth, Class F	0.52%	0.25%	0.12%	0.07%	0.96%	0.08%	0.88%	(1,2)
VP Volatility Managed Moderate, Class F	0.52%	0.25%	0.11%	0.07%	0.95%	0.07%	0.88%	(1,2)

Calvert (1) Annual Fund Operating Expenses have been restated to reflect current fees. "Management Fees" reflect a fee reduction agreement to the Fund's investment advisory agreement effective December 1, 2020.
Calvert (2) Calvert Research and Management ("CRM") has agreed to reimburse the expenses of the portfolios listed below to the extent that Total Portfolio Fees exceed the following:
VP Volatility Managed Growth, Class F	0.81%
VP Volatility Managed Moderate Growth, Class F	0.81%
VP Volatility Managed Moderate, Class F	0.81%
This expense reimbursement will continue through April 30, 2022. Any amendment to or termination of this reimbursement would require approval of the Board of Directors of the applicable Fund. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 830 1-21